UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2011

WEBSTER PREFERRED CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Connecticut	0-23513	06-1478208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Bank Street, Waterbury, Connecticut		06702
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (203) 578-2202

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2011, the Board of Directors of Webster Preferred Capital Corporation (the “Company”), a wholly owned subsidiary of Webster Bank, National Association (“Webster Bank”), appointed Gerald P. Plush to the office of President of the Company. Mr. Plush replaces James C. Smith, who did not seek re-election as President and a director of the Company, effective March 16, 2011. Also effective March 16, 2011, Nancy G. McGraw was appointed Senior Vice President and Chief Accounting Officer of the Company. On the same date, Bruce E. Wandelmaier and Daniel H. Bley were elected by Webster Bank, the sole shareholder, as new members of the Board of Directors of the Company for a term to expire at the 2012 annual meeting of shareholders.

Biographical information with respect to Mr. Plush is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 filed with the Securities and Exchange Commission on March 1, 2011 and is incorporated herein by reference.

Ms. McGraw, age 52, has been the Senior Vice President, Operations and Finance Center of Webster Bank, a wholly owned subsidiary of Webster Financial Corporation (“Webster”), since Webster Bank’s acquisition of Center Capital Corporation (currently known as Webster Capital Finance, Inc.) in March 2001. Ms. McGraw is a certified public accountant and has over 25 years of experience in the equipment finance industry overseeing operations and finance departments.

Biographical information with respect to Mr. Wandelmaier is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 filed with the Securities and Exchange Commission on March 1, 2011 and is incorporated herein by reference.

Mr. Bley, age 42, has been the Executive Vice President and Chief Risk Officer of Webster and Webster Bank since August 2010. Prior to joining Webster and Webster Bank, Mr. Bley was employed at ABN Amro/LaSalle and Royal Bank of Scotland (“RBS”) from 1990 to 2010. In his most recent position at RBS, Mr. Bley served as a managing director of RBS’ Financial Institutions Credit Group. Prior to this position, Mr. Bley was Group Senior Vice President–head of Financial Institutions and Trading Credit Risk Management at ABN Amro/LaSalle.

There was no arrangement or understanding between Messrs. Plush, Wandelmaier, Bley and Ms. McGraw and any other person pursuant to which each was appointed, and there are and have been no transactions, either since the beginning of the Company’s last fiscal year or that are currently proposed, regarding Messrs. Plush, Wandelmaier, Bley and Ms. McGraw that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBSTER PREFERRED CAPITAL
CORPORATION

Date: May 4, 2011	By:	/s/ Mark S. Lyon
Mark S. Lyon
Secretary